--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
HIGHLIGHTS

--------------------------------------------------------------------------------
 . The Fund's 1996 fiscal year ended October 31, 1996.

 . During this fiscal year, the Fund's net asset value (NAV) per share increased
  28.6%, while the Bolsa index increased 24.7% in US dollar terms.

 . The market price of Fund shares ended this fiscal year at $14 1/8, reflecting a discount of 18.5% with respect to NAV.

 . The total number of Fund shares traded on all US consolidated markets was 82 million, equivalent to 1.6 times the total number of outstanding shares.

 . On October 26, 1996, representatives of the main sectors of the Mexican econ-omy signed the Alliance for Economic Growth (ACE for its spanish initials).

 . The Mexican gross domestic product (GDP) increased 7.4% during the third cal-endar quarter of 1996.

 . Mexico's inflation rate registered 29% for the year ended October 31, 1996.

 . The Mexican trade balance registered a surplus of $5.8 billion during the first ten months of 1996.

 . Interest rates for the 28-day Cetes ended this fiscal year at a level of 29.34%, compared with 42.23% at the end of fiscal 1995.

 . The rate of exchange of the peso against the US dollar ended October 1996 at a level of Ps. 7.998, compared with Ps. 7.690 at the end of 1995.

 . A dividend of 4 cents per share is payable on January 31, 1997, to sharehold-ers of record on December 30, 1996.

 . We regret to inform our shareholders that Mr. Ernesto Fernandez Hurtado has resigned from the Fund's Board of Directors, effective December 31, 1996.

 . The Fund's Annual Shareholders Meeting will be held on February 28, 1997, at
  2:00 pm, at the RIHGA Royal Hotel located at 151 W. 54th Street, New York, NY, 10019.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

THE BOLSA AND FUND PERFORMANCE.
 The Bolsa index, which began the fiscal year at a level of 2,302 points, ended this fiscal year at 3,213 points, representing an increase of 24.7% in US dollar terms. The Bolsa index was as high as 3,434 points at the end of Au-gust 1996. The price/book value ratio closed at 1.73:1, while the 12-month trailing price/earnings ratio closed at 12.95:1. Total market capitalization of the Bolsa at the end of October 1996 was $104.7 billion, compared with $89.5 billion one year earlier.

 The performance of the Bolsa during this fiscal year was influenced by a se-ries of national and international events. On the positive side, almost all economic indicators measuring Mexico's performance improved from those re-corded during the previous difficult year. At the same time, the Mexican elec-toral process evidenced domestic progress towards higher levels of political maturity, and the reelection of President Clinton ratified the close ties of friendship and economic relations between our two countries. On the negative side, the partial solution to the privatization program of the secondary pet-rochemical industry, and some criminal acts against Mexican military and po-lice units, created some concern among domestic and foreign investors. Addi-tionally, towards the end of this period, the peso, which had remained rela-tively stable during the year, declined in value.

 During this 1996 fiscal year, the Fund invested the resources obtained from the rights offering transaction concluded in October 1995. Investments were directed to listed companies located in sectors of the Mexican economy that in the Fund's view, and in the view of its investment adviser, were likely to be positively impacted by the current economic environment. On a highly selective basis, these investments were channeled to external-oriented companies produc-ing "specialties" or "value-added" products, as well as to some domestic-ori-ented companies that may realize benefits from the recovery of Mexico's domes-tic market.

 At the end of this reporting period, approximately 96% of the Fund's total assets were invested in equity securities, compared with 77% at the termina-tion of the rights offering. Using the dividend reinvestment criteria, the Fund's NAV per share registered an increase of 28.6% during this 1996 fiscal year, compared with an increase of 24.7% for the Bolsa index in dollar terms and 26.8% for the Dow Jones Industrial Average (DJIA).

 The Fund's market price per share ended October 1996 at $14 1/8, 18.5% higher than one year earlier, reflecting an 18.5% discount from its NAV per share. The total number of Fund shares traded during this fiscal year was 82 million, equivalent to 1.65 times the total number of outstanding shares.

 As mentioned in the Highlights of this Letter, Mr. Ernesto Fernandez Hurtado, Director of the Fund since its inception in 1981, has resigned from the Board of Directors, effective December 31, 1996. Mr. Fernandez Hurtado is retiring to dedicate his time to private activities and all Directors, Counselors and Officers of the Fund, while expressing their deep regret concerning his resig-nation, wish success and prosperity to Mr. Fernandez Hurtado. The Fund's Board of Directors has nominated for election as Director Dr. Jaime Serra Puche, a distinguished Mexican intellectual and politician, to occupy the seat being vacated by Mr. Fernandez Hurtado. In the Proxy Statement being mailed with this Annual Report you will find the curriculum vitae of Dr. Serra Puche.

 The Board of Directors has declared a dividend of 4 cents per share payable on January 31, 1997, to shareholders of record on December 30, 1996. This div-idend is comprised entirely of net investment income and is subject to appli-cable Mexican withholding taxes. Non-US shareholders generally will be subject to a US withholding tax at a maximum rate of 30%. Shareholders are advised to consult with their own tax adviser about this and other taxes. This distribu-tion is reportable by US taxpayers on their US Federal income tax return.

THE MEXICAN ECONOMY.
 On October 26, 1996, President Zedillo witnessed the signature of the ACE be-tween representatives of the private, rural, labor and public sectors of Mexi-co. The ACE will expire on the last day of 1997, and its main goals are to achieve, in 1997, a 4% GDP growth, an annual inflation rate of 15%, a current account deficit equivalent to 2% of GDP and a fiscal deficit equivalent to 0.5% of GDP. In order to achieve these goals, participants of the ACE reached several agreements, including an agreement on price and minimum salary in-creases, and the ratification of the current free-floating foreign exchange policy.

 During the third quarter of calendar 1996, the Mexican GDP increased 7.4% in real terms, compared with the same period of 1995. The most dynamic sector of the economy was construction, which increased 24.9%,

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
followed by the manufacturing industry, which increased 13.9%. Production of the mining industry increased 5.7%, while the electricity, gas and water sec-tor increased 5.6% and the services sector increased 5.4%. Only the agricul-tural sector, at -4.8%, registered a decline. During the first nine months of calendar 1996, the Mexican GDP has increased 4.4%.

 The Mexican trade balance registered a surplus of $5.8 billion during the first ten months of calendar 1996, compared with a surplus of $6 billion for the same period of last year. During 1995, Mexican imports declined by 9% as a consequence of the devaluation of the peso and the economic crisis. However, during the first ten months of 1996, imports increased 22% to $73.1 billion, while exports increased 20% to $79 billion.

 Inflation rates, measured by the increase of the consumer price index (CPI), continue to show a declining trend. For the 12-month period ended October 31, 1996, the inflation rate registered 29%, compared with 52% at the end of cal-endar 1995. Private economic consulting firms estimate that inflation will register approximately 27% at the end of 1996.

 Interest rates for the 28-day Cetes declined from 30.2% at the end of July 1996, to 22.7% at the beginning of October 1996, its minimum level registered since the December 1994 devaluation of the peso. However, some pressure was observed on the domestic money market and by the end of October 1996, the 28-day Cetes closed at a level of 29.3%.

 During the first nine months of calendar 1996, the rate of exchange of the peso against the US dollar fluctuated around the Ps. 7.50 level. This relative strength of the peso did not reflect the inflationary difference that exists between Mexico and its main commercial partners and, for this reason, a de-cline of the relative value of the peso was expected by the currency market. In October 1996, this slippage occurred, and at the end of October 1996, the rate of exchange closed at Ps. 7.998 per US dollar, compared with Ps. 7.690 at the end of 1995. According to the General Criteria of Economic Policy to be followed by the Mexican Government during 1997, the average rate of exchange for 1997 is estimated to be Ps. 8.530.

DIVIDEND REINVESTMENT PLAN
 The Fund's Dividend Reinvestment Plan ("Plan") was amended by the Board of Directors at the December 7, 1994, Board Meeting. The amended Plan became ef-fective April 1, 1995. UNDER THE TERMS OF THE AMENDED PLAN, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PARTICIPATE IN THE PLAN, PLEASE CONTACT THE PLAN AGENT. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional share. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not partic-ipate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Fund's common stock through the reinvestment of distributions.

 Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock of the Fund ("Common Stock") purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the "valuation date"), the market price of the Common Stock plus estimated brokerage commission is equal to or exceeds the net asset value per share of Common Stock ("net asset val-ue"), the Plan Agent will invest the distribution in newly issued shares of Common Stock. For purposes of determining the number of shares of Common Stock equivalent to the cash distribution, participants will be issued Common Stock valued at the greater of net asset value or the current market price. If, on the valuation date, the market price of the Common Stock plus estimated bro-kerage commission is lower than net asset value, the Plan Agent will buy Com-mon Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

 If your shares are registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
amount payable to them in cash as a distribution had the shareholder not par-ticipated in the Plan.

 If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:
 American Stock Transfer & Trust Company
 Attention: Dividend Reinvestment Department
 40 Wall Street
 New York, NY 10005
 (212) 936-5100

ANNUAL SHAREHOLDERS MEETING
 The Fund's Annual Meeting of Shareholders will be held on February 28, 1997 at 2:00 p.m. at the RIHGA Royal Hotel, located at 151 W. 54th Street, New York, NY 10019. Accompanying this Annual Report is the notice of this meeting together with the corresponding proxy materials. We encourage all Fund share-holders who do not plan to attend the meeting to vote by proxy and in this way help reduce the expenses of solicitation.

COMMUNICATIONS WITH SHAREHOLDERS
 The Adviser distributes, free of charge, a Monthly Summary Report with infor-mation relating to the Fund, as well as other indicators of the Mexican econ-omy and the Bolsa. If you are interested in receiving a copy of this report, please request that your name be included on the mailing list by writing to the Adviser at:
 Impulsora del Fondo Mexico, S.A. de C.V.
 77 Aristoteles St., 3rd Floor
 11560, Mexico, D.F.
 MEXICO

 The Fund has made arrangements to improve communications with the Fund's shareholders and the investing public through a liaison office in New York City. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other materials available from the Fund. They will also be able to direct your inquiries regarding other Fund matters to the appropriate firms or individuals. Please refer your information re-quests to:
 GEORGESON & COMPANY INC.
 Wall Street Plaza
 New York, NY 10005
 (800) 224-4134
Sincerely yours:

/s/ Jose Luis Gomez Pimienta    /s/ Juan Gallardo T.

JOSE LUIS GOMEZ                 JUAN GALLARDO T.
PIMIENTA                        Chairman of the Board
President
December 18, 1996.

--------------------------------------------------------------------------------
     GERMAN INVESTORS ARE ADVISED THAT THE FUND HAS A GERMAN DOMESTIC TAX
                                REPRESENTATIVE:
                                     degab
                       Gesellschaft fur Anlageberatung mbH
                       Guiollettstr. 48
                       D-60325 Frankfurt am Main
                       Tel: 069-910-31830 (Herr Symmank)
                          069-910-31831 (Frau Meilinger-Gresser)
                       Fax: 069-910-31877
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION

   Weekly comparative NAV and market price information about Fund shares is published each Monday in The Wall Street Journal, The New York Times, and other newspapers in a table called "Closed-End Funds". Daily market prices for the Fund's shares are published in the New York Stock Exchange Compos-ite Transactions section of newspapers under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134.
 For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of The Mexico Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Mexico Fund, Inc. (a Maryland corporation), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended October 31, 1996 and the five months in the period ended October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

October 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended October 31, 1996 and the five months in the period ended October 31, 1991, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

New York, N.Y.
November 15, 1996

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                 PERCENT
                         SHARES                                        VALUE     OF NET
 INDUSTRIES      DIV      HELD      COMMON STOCK (95.79%)    SERIES   (NOTE 1)   ASSETS
----------------------------------------------------------------------------------------
 CEMENT
  INDUSTRY              6,800,000 Apasco, S.A. de C.V.....      *   $ 41,660,415   4.83%
                       12,131,958 Cemex, S.A. de C.V......    CPO     41,334,816   4.80
                                                                    ------------  -----
                                                                      82,995,231   9.63
----------------------------------------------------------------------------------------
                                  Carso Global Telecom,
 COMMUNICATIONS    (a) 10,036,994  S.A. de C.V. ..........     A1     24,471,291   2.84
                                  Grupo Televisa, S.A. de
                   (a)  1,268,200  C.V....................    CPO     16,649,287   1.93
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V............     *A     15,078,770   1.75
                                  Telefonos de Mexico,
                       13,095,000  S.A. de C.V............     *L     19,876,632   2.31
                                                                    ------------  -----
                                                                      76,075,980   8.83
----------------------------------------------------------------------------------------
                                  Corporacion Geo, S.A. de
 CONSTRUCTION      (a)  1,900,000  C.V....................      B      8,552,138   0.99
                                  Empresas ICA, Sociedad
                                   Controladora, S.A. de
                   (a)  1,791,332  C.V....................      *     23,718,687   2.75
                                                                    ------------  -----
                                                                      32,270,825   3.74
----------------------------------------------------------------------------------------
                                  Coca-Cola Femsa, S.A. de
 CONSUMER GOODS         4,430,000  C.V....................      L     10,424,181   1.21
                                  Fomento Economico
                                   Mexicano, S.A. de
                        8,342,000  C.V. ..................      B     25,449,462   2.95
                                  Grupo BAFAR, S.A. de
                   (a)    940,000  C.V....................      B      1,598,400   0.19
                        3,053,000 Grupo Continental, S.A..    *CP     11,451,613   1.33
                                  Grupo Industrial Bimbo,
                        8,103,000  S.A de C.V. ...........      A     40,474,475   4.70
                                  Grupo Industrial Maseca,
                       27,097,000  S.A. de C.V. ..........      B     33,134,366   3.84
                                  Grupo Modelo, S.A. de
                        9,275,000  C.V....................      C     48,300,044   5.60
                                  Jugos del Valle, S.A. de
                   (a)    818,000  C.V....................      B      1,129,122   0.13
                                  Sistema Argos, S.A. de
                        1,275,000  C.V....................      A      1,084,021   0.13
                                  Sistema Argos, S.A. de
                        5,805,000  C.V....................      B      5,283,871   0.61
                                                                    ------------  -----
                                                                     178,329,555  20.69
----------------------------------------------------------------------------------------
 FINANCIAL                        Grupo Financiero Banamex
  GROUPS           (a)  7,078,450  Accival, S.A. de C.V. .      B     15,045,468   1.75
                                  Grupo Financiero Banamex
                   (a)    470,944  Accival, S.A. de C.V. .      L        965,677   0.11
                                  Grupo Financiero
                   (a) 25,000,009  Bancomer, S.A de C.V...      B     10,658,919   1.24
                                  Grupo Financiero
                   (a)    555,556  Bancomer, S.A de C.V...      L        191,020   0.02
                                  Grupo Financiero BBV-
                                   Probursa, S.A. de
                   (a) 54,327,000  C.V. ..................      B      3,328,361   0.39
                                  Grupo Financiero
                        3,356,074  Inbursa, S.A. de C.V. .      B     10,909,968   1.27
                                  Grupo Financiero
                                   Inverlat Recovery
                (a)(b)        --   Trust..................                   --    0.00
                                  Grupo Financiero
                                   InverMexico, S.A. de
                   (a)  9,985,554  C.V. ..................    BCP        873,954   0.10
                                  Grupo Financiero
                                   InverMexico, S.A. de
                   (a)    998,555  C.V. ..................    LCP         87,395   0.01
                                  Grupo Financiero Serfin,
                   (a)  1,663,283  S.A. de C.V............     B4        800,655   0.09
                                  Grupo Financiero Serfin,
                   (a)        141  S.A. de C.V............    BCP             68   0.00
                                                                    ------------  -----
                                                                      42,861,485   4.98
----------------------------------------------------------------------------------------
 HOLDINGS              10,249,094 Alfa, S.A. de C.V.......      A     42,928,813   4.98
                        4,500,000 Cydsa, S.A. ............      A      8,495,874   0.99
                   (a)  1,789,190 Desc, S.A. de C.V.......      A      9,283,744   1.08
                   (a)  6,277,190 Desc, S.A. de C.V.......      B     30,922,891   3.59
                   (a)    200,000 Desc, S.A. de C.V.......      C        975,244   0.11
                                  Grupo Carso, S.A. de
                        7,175,994  C.V. ..................     A1     32,748,660   3.80
                                  San Luis Corporacion,
                        2,666,000  S.A. de C.V............    CPO     13,433,333   1.56
                        3,998,237 Vitro, S.A..............      *      7,648,540   0.89
                                                                    ------------  -----
                                                                     146,437,099  17.00
----------------------------------------------------------------------------------------
 IRON & STEEL                     Altos Hornos de Mexico,
  INDUSTRY         (a)  5,250,000  S.A. de C.V............      *     11,684,171   1.36
                                  Grupo Simec, S.A. de
                   (a)  4,500,000  C.V....................      B        731,433   0.08
                        5,940,000 Hylsamex, S.A. de C.V. .    BCP     22,354,839   2.59
                                  Industrias CH, S.A. de
                   (a)  1,540,000  C.V....................      B      4,775,194   0.55
                                  Tubos de Acero de
                   (a)    889,000  Mexico, S.A. de C.V....      *      9,870,368   1.15
                                                                    ------------  -----
                                                                      49,416,005   5.73
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 1996 -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                PERCENT
                      SHARES                                         VALUE      OF NET
 INDUSTRIES     DIV    HELD     COMMON STOCK (CONTINUED)   SERIES   (NOTE 1)    ASSETS
---------------------------------------------------------------------------------------
 MINING                         Grupo Mexico, S.A. de
  INDUSTRY      (a)   7,950,000  C.V....................      B   $ 21,569,767    2.50%
                                Industrias Penoles, S.A
                      5,013,000  de C.V.................      *     19,994,336    2.32
                                                                  ------------  ------
                                                                    41,564,103    4.82
---------------------------------------------------------------------------------------
                                Kimberly-Clark de
 PAPER                4,357,400  Mexico, S.A. de C.V....      A     84,445,736    9.80
---------------------------------------------------------------------------------------
                                ACER Computec Latino
 RETAIL TRADE   (a)   1,330,000  America, S.A. de C.V...      *      4,706,052    0.55
                (a)  38,698,422 Cifra, S.A. de C.V......      B     49,739,907    5.77
                (a)  16,232,807 Cifra, S.A. de C.V......      C     20,904,965    2.43
                                Controladora Comercial
                (a)  14,990,000  Mexicana, S.A. de C.V..    UBC     13,119,530    1.52
                                Grupo Corvi, S.A. de
                (a)   3,000,000  C.V....................    UBL      2,588,147    0.30
                                                                  ------------  ------
                                                                    91,058,601   10.57
---------------------------------------------------------------------------------------
                                TOTAL COMMON STOCK
                                 (Identified Cost --
                                  $549,289,501).........           825,454,620   95.79
---------------------------------------------------------------------------------------
                                                                                PERCENT
                       FACE              SHORT-                      VALUE      OF NET
 SECURITIES            VALUE     TERM SECURITIES (4.30%)            (NOTE1)     ASSETS
---------------------------------------------------------------------------------------
                    $17,026,288 Bancomer, S.A., 31.90%,
                                 dated 10/31/96, due
                                 11/01/96, repurchase
                                 price $17,159,376,
 REPURCHASE                      collateralized by
 AGREEMENTS                      Ajustabonos............          $ 17,026,288    1.98%
                     20,004,991 Vector Casa de Bolsa,
                                 S.A. de C.V., 31.10%,
                                 dated 10/31/96, due
                                 11/28/96, repurchase
                                 price at the year end
                                 exchange rate of 7.998
                                 of $20,488,890,
                                 collateralized by
                                 Bondes.................            20,004,991    2.32
---------------------------------------------------------------------------------------
                                TOTAL SHORT-TERM
                                 SECURITIES (Identified
                                 cost -- 37,031,279)....            37,031,279    4.30
---------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS
                                 (Identified cost --
                                  $586,320,780).........           862,485,899  100.09
                                LIABILITIES IN EXCESS OF
                                 OTHER ASSETS...........              (736,247)  (0.09)
                                                                  ------------  ------
                                NET ASSETS (Equivalent
                                 to $17.33 Per Share on
                                 49,715,907 Shares of
                                 Capital Stock
                                 Outstanding)...........          $861,749,652  100.00%
                                                                  ------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 8 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican
  securities, at
  value (Note 1):
 Common stock
  (identified
  cost --
   $549,289,501).  $825,454,620
 Short-term
  securities
  (identified
  cost --
   $37,031,279)..    37,031,279
                   ------------
  Total
   investments
   (identified
   cost --
    $586,320,780).              $862,485,899
Dividends
 receivable......                    530,906
Interest
 receivable......                     32,379
                                ------------
  Total assets...                863,049,184
                                ------------
LIABILITIES:
Payables:
 Investment
  adviser (Note
  2).............       640,299
 Trustee (Note
  3).............         9,346
                   ------------
  Total payables.                    649,645
Accrued expenses
 and other
 liabilities.....                    649,887
                                ------------
  Total
   liabilities...                  1,299,532
                                ------------
NET ASSETS --
  Equivalent to
 $17.33 Per Share
 on 49,715,907
 shares of
 capital stock
 outstanding
 (Note 5)..........             $861,749,652
                                ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends..........................................  $10,325,294
 Interest and discount earned.......................   23,168,335
                                                      -----------
 Total income.......................................               $ 33,493,629
Expenses:
 Investment advisory fee (Note 2)...................    5,831,370
 Administrative services (Note 3)...................      350,000
 Trustee fee (Note 3)...............................       93,016
 Value-added taxes (Note 1).........................      957,644
 Printing, distribution and mailing of shareholder
  reports...........................................      400,746
 Legal fees.........................................      223,444
 Directors' fees....................................      140,000
 Directors' expenses................................       22,892
 Accounting and audit fees..........................      107,633
 Custodian fees.....................................       36,749
 Transfer agent and dividend disbursing fees........       21,000
 Shareholders' information..........................       72,125
 Stock exchange fees................................       35,380
 Miscellaneous......................................      233,450
                                                      -----------
 Operating expenses.................................                  8,525,449
                                                                   ------------
 Net investment income (Note 1).....................                 24,968,180
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 4):
 Proceeds from sales................................   73,606,287
 Cost of securities sold............................   72,683,860
                                                      -----------
 Net realized gain (loss) on investments............      922,427
 Net realized gain (loss) from foreign currency
  transactions......................................   (1,645,232)
                                                      -----------
 Net realized gain (loss) on investments and foreign
  currency transactions.............................                   (722,805)
Unrealized gain (loss) on investments and
 translation of assets and liabilities in foreign
 currency:
 End of period (Note 4).............................  276,165,119
 Beginning of period................................  102,222,345
                                                      -----------
 Net increase (decrease) in unrealized gain on
  investments.......................................  173,942,774
 Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency...............     (992,126)
                                                      -----------
 Net unrealized gain (loss) on investments and
  translation of assets and liabilities in foreign
  currency..........................................                172,950,648
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................               $197,196,023
                                                                   ============

See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE            FOR THE
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 1996   OCTOBER 31, 1995
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income....................    $ 24,968,180      $   21,970,230
Net realized gain (loss) on investments
 and foreign currency transactions.......        (722,805)        (45,716,330)
Net unrealized gain (loss) on investments
 and translation of assets and
 liabilities in foreign currency.........     172,950,648        (670,000,040)
                                             ------------      --------------
Net increase (decrease) in net assets
 resulting from operations...............     197,196,023        (693,746,140)
Dividends to shareholders from net
 investment income.......................     (21,342,679)           (257,221)
Dividends to shareholders from net
 realized gain on investments............             --             (517,898)
Tax Return of Capital (Note 1)...........             --           (1,726,529)
Net increase in capital stock (Note 5)...             --          134,050,437
                                             ------------      --------------
 Total increase (decrease) in net assets.     175,853,344        (562,197,351)
NET ASSETS:
Beginning of period......................     685,896,308       1,248,093,659
                                             ------------      --------------
End of period............................    $861,749,652 (A)  $  685,896,308 (A)
                                             ============      ==============

See Notes to Financial Statements.
(A) Including accumulated net investment loss and net realized gain on investments of ($150,359) and $0(B), respectively, as of October 31, 1996 and undistributed net investment income and net realized gain on investments of $0 and $0(B), respectively, as of October 31, 1995.
(B) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

--------------------------------------------------------------------------------

                                                                                      FOR THE
                                                                                    FIVE MONTHS
                                  FOR THE YEAR ENDED OCTOBER 31,                       ENDED
THE MEXICO FUND, INC.    --------------------------------------------------------   OCTOBER 31,
FINANCIAL HIGHLIGHTS       1996      1995         1994         1993        1992        1991
--------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.... $  13.80  $  33.48**  $    28.88** $    24.91** $  25.60**  $  24.07
                         --------  --------    ----------   ----------   --------    --------
 Net investment income
  (loss) (Note 1).......     0.50      0.59**        0.21**       0.58**     0.50**     (0.02)
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note 1).....     3.46    (19.21)**       4.89**       8.77**     3.85**      1.81
                         --------  --------    ----------   ----------   --------    --------
Total from investments
 operations.............     3.96    (18.62)**       5.10**       9.35**     4.35**      1.79
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....    (0.43)      --          (0.27)       (0.49)     (0.48)      (0.26)
 Distributions to common
  shareholders from net
  capital gains.........      --      (0.01)        (0.23)       (2.48)     (1.03)        --
                         --------  --------    ----------   ----------   --------    --------
 Total dividends and
  distributions.........    (0.43)    (0.01)        (0.50)       (2.97)     (1.51)      (0.26)
                         --------  --------    ----------   ----------   --------    --------
 Tax return of capital..      --      (0.05)          --           --         --          --
                         --------  --------    ----------   ----------   --------    --------
 Capital charge
  resulting from
  issuance of fund
  shares................      --      (1.00)          --         (2.41)     (3.53)        --
                         --------  --------    ----------   ----------   --------    --------
 Net asset value, end of
  period................ $  17.33  $  13.80    $    33.48   $    28.88   $  24.91    $  25.60
                         ========  ========    ==========   ==========   ========    ========
 Market value per share,
  end of period......... $  14.13  $  12.25    $    31.38   $    27.00   $  23.25    $  22.88
                         ========  ========    ==========   ==========   ========    ========
TOTAL INVESTMENT RETURN
 BASED ON MARKET VALUE
 PER SHARE..............   18.77%  (60.79%)        15.39%       27.41%      8.12%     (1.52%)
RATIOS TO AVERAGE NET
 ASSETS
 Expenses...............    1.00%     1.14%         0.92%        1.08%      1.08%       1.25%*
 Net investment income
  (loss)................    2.93%     3.24%         0.63%        2.27%      1.89%     (0.23%)*
SUPPLEMENTAL DATA:
 Net assets at end of
  period (in 000's)..... $861,750  $685,896    $1,248,094   $1,075,948   $654,917    $504,849
 Portfolio turnover
  rate..................    9.57%    10.61%         3.89%        5.14%     15.59%       3.34%*
 Average Commission Rate
  Paid.................. $  .0026

--------
 *Annualized
**Amounts were computed based on average shares outsanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                           (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                  -----------------------------------------------------------------------------------------------------------------
                  QUARTER ENDED 10/31/1996      QUARTER ENDED 07/31/1996      QUARTER ENDED 04/30/1996      QUARTER ENDED 01/31/1996
                  -----------------------------------------------------------------------------------------------------------------
                     TOTAL        PER SHARE        TOTAL        PER SHARE        TOTAL        PER SHARE        TOTAL     PER SHARE
                  -------------  -------------- -------------  -------------- -------------  ----------   -----------   -----------
Investment
 Income.........  $       5,792   $      0.11   $       6,983   $      0.14   $      11,757   $    0.24   $     8,962   $   0.18
Net Investment
 Income.........  $       3,598   $      0.07   $       4,838   $      0.10   $       9,586   $    0.19   $     6,946   $   0.14
Net realized
 gain (loss) on
 investments....  $      19,541   $      0.40   $      (1,174)  $     (0.02)  $      (1,273)  $   (0.03)  $   (16,172)  $  (0.33)
Net realized
 gain (loss)
 from foreign
 currency
 transactions...  $      (1,792)  $     (0.03)  $         136   $      0.00   $         (18)  $   (0.00)  $        29   $   0.00
Net increase
 (decrease) in
 unrealized gain
 on investments.  $      (3,106)  $     (0.06)  $     (44,745)  $     (0.90)  $      61,273   $    1.23   $   160,521   $   3.23
Net unrealized
 gain (loss) on
 translation of
 assets and
 liabilities in
 foreign
 currency.......  $        (748)  $     (0.02)  $      (1,387)  $     (0.03)  $        (190)  $   (0.00)  $     1,333   $   0.03
Net asset value.  $     861,750   $     17.33   $     852,709   $     17.15   $     902,497   $   18.15   $   837,097   $  16.84

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
OCTOBER 31, 1996
-------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

 The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in secu-rities, primarily equity but also fixed income securities, listed on the Mexi-can Stock Exchange. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 Effective January 1, 1996, the name of the mexican currency unit is "Peso
(P)", which prior to 1996 was referred to as "New Peso (NP)". The market value of Mexican securities, currency holdings and other assets and liabilities de-nominated in "Peso (P)" were recorded in the financial statements after trans-lation into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 1996 was P 7.998 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 As a consequence of the exchange rate policy modification adopted by Banco de Mexico as of December 20, 1994, which resulted in a significant devaluation during 1995, there has been significant volatility in the interest rates and portfolio value. The accompanying financial statements reflect the financial condition of the Fund at October 31, 1996 and the results of operations for the year then ended.

 Given the aforementioned conditions, the financial condition and results of operation of the Fund during 1997 could vary significantly from that in 1996.

 Reported net realized foreign exchange gains or losses arise from sales and maturities of short-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
term securities, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amount actually received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

 Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The repurchase agreements are traded with approved institutions, and are collateralized by Mexican Government securities. The Fund takes possession of the collateral and monitors the credit standing of counterparties with whom it enters repurchase agreements.

 Realized gains and losses on investments --Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the year ended October 31, 1996 on net investment company taxable income or net long-term cap-ital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated in-vestment companies and to distribute substantially all of such income to its shareholders.

 The Fund is not subject to Mexican income taxes. The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexi-can corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

 A tax return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had no current earnings and profits for the year ended October 31, 1995. This has had the effect of recharacterizing a portion of the Fund"s prior year distributions as a tax re-turn of capital.

2. INVESTMENT ADVISORY AGREEMENT:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. ADMINISTRATIVE SERVICES AGREEMENT:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accor-dance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed until August 31, 1997. The an-nual fee payable to the Adviser under this agreement is $350,000.

4. TRUST AGREEMENT AND TRUSTEE:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this new arrangement, effec-tive October 5, 1995, Bancomer receives an amount denominated in Mexican pesos per year for three years, subject to a monthly increase linked to the Mexican Consumer Price Index, monthly cumulative basis, which amounted to $93,016 in 1996.

5. PURCHASES AND SALES OF INVESTMENTS:

 Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were as follows:

Purchases
--------------------------------------------------------------------------------
Common Stock....................................................... $194,007,128
Fixed Income Securities............................................          --
                                                                    ------------
  Total Purchases.................................................. $194,007,128
                                                                    ============

Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $73,606,287
Fixed Income Securities............................................         --
                                                                    -----------
  Total Sales...................................................... $73,606,287
                                                                    ===========

 As of October 31, 1996, net unrealized gain on investments for Federal income tax purposes aggregated to approximately $276 million, of which approximately $347 million related to appreciated securities and approximately $71 million related to depreciated securities. The aggregate cost of investments at Octo-ber 31, 1996 for Federal income tax purposes was approximately $586 million.

6. CAPITAL STOCK:

 At October 31 1996, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 49,967,732 shares were issued, 49,715,907 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Com-pany sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994 Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 On October 31 1995, the Company issued rights to subscribe to an aggregate of 12,428,977 shares of common stock. The Company issued all of the common stock offered, and received net proceeds of $133,960,731.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 As of October 31, 1996, net assets were comprised of the following:

Common Stock..................................................... $ 49,715,907
Additional paid-in capital.......................................  562,178,531
Accumulated net investment loss..................................     (150,359)
Accumulated net realized loss on investments.....................  (16,807,032)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency.......  266,812,605
                                                                  ------------
                                                                  $861,749,652
                                                                  ============

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the Code.

7. CAPITAL GAINS:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at October 31, 1996 of approximately $20,950,000 expiring in 2003.

8. INVESTMENTS:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A . de C.V. ("Inverlat"), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996 after the absorption of accumulated losses through the total reduction of cap-ital stock, the shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a con-sequence, all shares outstanding prior to July 23, 1996 were cancelled. The Company has received an interest in a Recovery Trust set up to manage the re-covery assets of Inverlat. Through the trust agreement the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Company's holdings in the Recovery Trust at $0 as of October 31, 1996 due to the uncertainty regarding its ultimate reali-zation.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

  DIRECTORS:
  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Ernesto Fernandez Hurtado
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Agustin Santamarina V.

  OFFICERS:
  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary
  Carlos H. Woodworth -- Treasurer

  INVESTMENT ADVISER --
  Impulsora del Fondo Mexico, S.A. de C.V.

  CUSTODIAN--
  Bancomer, S.A.

  TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

  COUNSEL --
  Dechert Price & Rhoads
  Creel, Garcia-Cuellar y Muggenburg, S.C.

  AUDITORS --
  Arthur Andersen LLP

  This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
--------------------------------------------------------------------------------

 ---------------------------------
  ------------------------------
  ----------------------------

                      [LOGO OF MEXICO FUND APPEARS HERE]


                                   THE MEXICO
                                   FUND, INC.
    ----------------------
                                 Annual Report
                                October 31, 1996
  ----------------------------
  ------------------------------
 ---------------------------------

--------------------------------------------------------------------------------